EXHIBIT 10.3

                          TECHNOLOGY PURCHASE AGREEMENT



THIS AGREEMENT is made as of August 8, 2003 ("Effective Date").


BETWEEN: VITALSTATE CANADA LTD., (formerly, NUVO WAY INC.), a corporation incorporated under the laws of Canada, with its principal place of business located at 2191 Hampton Avenue, Montreal, Quebec, H4A 2K5

                  (hereinafter referred to as the "Purchaser");

AND: 9103-3019 QUEBEC INC., a company incorporated under the laws of the Province of Quebec, with its principal place of business located at 147 Dufferin Road, Hampstead, Quebec, H3X 2Y2

                  (hereinafter referred to as the "Vendor");

AND: MICHAEL FARBER, an individual having a place of residence at 147 Dufferin Road, Hampstead, Quebec H3X 2Y2

                  (hereinafter referred to as the "Inventor");

AND: JONATHAN FARBER, an individual having a place of residence at 8804 Ernest Savignac, Montreal, Quebec H2M 2M3

                  (hereinafter referred to as the "Co-inventor")

AND: VITALSTATE, INC., a corporation incorporated under the laws of New York, with a place of business located at 2191 Hampton Avenue, Montreal, Quebec, H4A 2K5

                  (hereinafter referred to as the "Intervenor");

         WHEREAS the Vendor desires to sell and the Purchaser desires to purchase the Patent Rights and any other Intellectual Property Rights Vendor may own in the Technology, all as defined below, subject to the terms and conditions hereinafter set forth;



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         WHEREAS the Purchaser is a wholly owned subsidiary of the Intervenor;

         WHEREAS the parties wish to settle and waive certain claims and debts as amongst them and the parties acknowledge that such settlements and waivers were material inducements for entering into this agreement;

         WHEREAS the Inventor and Co-inventor agree to assist with the maintenance, defense and prosecution of the Purchaser's rights in the Patent Rights and in the Technology and covenant not to sue the Purchaser in respect thereof;

         WHEREAS the Inventor further agrees to grant the Purchaser a right of refusal in respect of future inventions in the Field of the Purchaser's activities;

         NOW THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties hereto agree as follows:

                           Article 1 - INTERPRETATION

1.1      Definitions

         In this Agreement, unless something in the subject matter or context is inconsistent therewith:

"Agreement" means this agreement including Schedules A, B, C, D and E, and all amendments made hereto by written agreement between the parties.

"Business" means the business of the creation, production, sale and marketing of products and processes related to sports nutrition, animal nutrition; pharmaceutical and/or over the counter ("OTC") delivery technology, including actijube(TM) technology and extensions thereof as these apply in the healthfood, functional food and nutraceutical industries. Notwithstanding the generality of the foregoing, the Business does not include the creation, production, sale and marketing of prohormones.

"Business Day" means a calendar day excluding Saturdays, Sundays and statutory holidays in the Province of Quebec or the State of New York.

"Claims" means all disputes or claims related to or arising from the Patent Rights and the Technology, including, without limiting the generality of the foregoing, all disputes or claims, if any, as regards to the matters described in or relating to: i) the license agreement between the Purchaser and the Vendor dated November 7, 2001 (the "License Agreement"); ii) the amending agreement between the Purchaser and the Vendor dated September 25, 2002 (the "Amending Agreement"); iii) the notice of termination, sent to the Purchaser on May 25, 2003 (the "Notice of Termination"); iv) the call for arbitration sent by the Vendor to the Purchaser, dated July 3, 2003 (the "Call for Arbitration"); or v) the consulting agreement between the Vendor and the Purchaser (to which the Inventor was an intervening party) dated June 1, 2002 (the "Consulting Agreement"), copies of which documents are set forth in Schedule A hereto.


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"Closing" has the meaning set out in Section 3.3.

"Confidential Information" has the meaning set out in Section 6.1.

"Debts" means all amounts owed by Vendor to Purchaser as at Closing, including, without limiting the generality of the foregoing, $28,084.26 CDN claimed as owed by the Vendor to the Purchaser in respect of loans, office equipment and other matters, and $46,500 CDN claimed as owed by Vendor to the Purchaser in respect of the unpaid balance for the purchase of 300 shares in the capital stock of the Purchaser, details of which Debts are attached as Schedule B hereto.

"Excluded Patent Application" means the draft patent application in respect of a novel protein delivery system referred to as MBM file No. 1047-107 DR.

 "Field" means the field of low temperature, confectionary type system utilizing a solvent, including, but not limited to, polyhydric alcohols, as the carrier medium for nutraceutical or pharmaceutical delivery, in order to uniformly disperse and/or protect the activity of bioactives in nutraceuticals and pharmaceuticals. The Field also includes the field of the invention described in the Excluded Patent Application as at the Closing, as demonstrable by the Inventor's business records.

"Intellectual Property Rights" means all patents, trademarks, copyrights, trade secrets, know-how, domain names, industrial designs as well as all registrations and applications therefor, whether issued or pending, and all rights to apply for the same, anywhere in the world, and all other intellectual property rights.

"Inventions" means the inventions described in the Patent Applications and the Other Patent Applications.

"Litigation" means any current or future claim by a third party to the effect that the Patent Rights violate their Intellectual Property Rights or by the Purchaser to the effect that a third party is violating: (i) confidentiality obligations in respect of the Technology; (ii) the Purchaser's Patent Rights; or
(iii) the Purcharser's Intellectual Property Rights in the Technology, Products or Process. Without limiting the generality of the foregoing, Litigation includes: (i) the current litigation between the Purchaser and Dreampac, LLC in the United States District court, District of Wisconsin captioned, "Dreampak, LLC v. Vitalstate, Inc. and Vitalstate, Ltd., Case No. 03-C-0303" (the "Wisconsin Action"); and (ii) the current litigation between the Purchaser and Dreampak, LLC in the United States District Court, District of New Jersey captioned, "Vitalstate Canada, Ltd. and Confab Laboratories, Inc. v. Dreamapak, LLC, Ally Gamay, Terrance Schneider, Justin Gauvin, Temco Packaging, Inc., Charles "Chuck" Goldberg d/b/a Temco Packaging, John Doe and XYZ Corporation, Case No. 03-CV-01760" (the "New Jersey Action").

"Other Patent Applications" means the patent applications and related Technology, developed by the Inventor in the context of services rendered under the Consulting Agreement, referred to as follows: (i) MBM File No. 831-116PR, U.S. Provisional Application: "Chitosan-Based

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Microsphere  Delivery System for Bioactives",  Serial No.  60/430,697,  Priority
date/Filed:  December 4, 2002; and (ii) MBM File No. 831-117PR, U.S. Provisional
Application: "Extraction Resistant Delivery System for Opioids", Serial No. 60/432.239, Priority date/Filed: December 11, 2002.

"Parties" means the Purchaser, the Vendor, the Inventor, the Co-inventor and the Intervenor.

"Patent Applications" means the US and International patent applications referred to in Schedule C hereto.

"Patent Rights" means all patented and patentable rights, title and interest in the Technology including, without limitation, all of the corresponding rights, title and interest in and to any patent or patent application in Canada, the United States or any corresponding patent or patent application in a foreign jurisdiction which may issue therefrom (including the Patent Applications and the Other Patent Applications), and any improvements, modifications and additions thereto and to any, divisional, continuation, continuation-in-part, reissue, re-examination and substitute patent applications and renewals claiming, or relating to, the Technology and any patents which may issue therefrom, as well any right of action to maintain, defend or prosecute such Patent Rights.

"Purchase Price" has the meaning set out in Section 3.1.

"Related Entities" means agents, assigns, employees, trustees, receivers, corporations, parents, subsidiaries, related companies, related entities, licensees, affiliates, predecessors, successors, shareholders, officers, directors, partners, attorneys, representatives, heirs, executors, administrators and any other related persons or entities.

"Technology" means the subject matter relating to any low temperature, confectionary type system utilizing a solvent, including, but not limited to, polyhydric alcohols, as the carrier medium for nutraceutical or pharmaceutical delivery, in order to uniformly disperse and/or protect the activity of bioactives in nutraceuticals and pharmaceuticals, including the Inventions and any of the Vendor's know-how, data, chemical structures, manufacturing processes, formulae, recipes, compositions, rights to materials, including biological materials, discoveries, trade secrets, proprietary information and improvements related thereto.

"Territory" has the meaning set forth in Section 6.4 hereof.

1.2      Headings

         The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The terms "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.


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

1.3      Extended Meanings

         In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

1.4      Currency

         Unless otherwise indicated, all references to currency herein are to lawful money of Canada.

1.5      Schedules

         The following Schedules attached hereto are incorporated by reference and deemed to be part hereof:

                  Schedule A          -     Claims

                  Schedule B          -     Debts

                  Schedule C          -     Patent Applications

                  Schedule D          -     Vendor Assignments

                  Schedule E          -     Inventor and Co-inventor Assignments

                  Schedule F          -     Warrants


                                Article 2 - TERMS

2.1      Purchase and Sale of Patent Rights and Technology

         Upon and subject to the terms and conditions hereof, the Vendor hereby sells to the Purchaser and the Purchaser hereby purchases from the Vendor the Patent Rights and any other Intellectual Property Rights Vendor may own in the Technology.

2.2      Assignment of Patent Rights

         Effective upon Closing, Vendor hereby assigns, sells, conveys and transfers to Purchaser its entire worldwide rights, title and interests in and to the Patent Rights, as well as all its Intellectual Property Rights in the Technology. In particular and not by way of limitation, Vendor assigns, upon Closing, its entire worldwide rights in and to the Patent Applications, pursuant to the terms of the assignment agreements set forth in Schedule D hereto. In addition, the Inventor hereby assigns, sells, conveys and transfers to Purchaser his entire worldwide rights in and to the Other Patent Applications, pursuant to the terms of the assignment agreements set forth in Schedule E hereto.



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2.3      Vendor's and Inventor's Release and Settlement of Claims

         Except to enforce the terms of this Agreement, Vendor and the Inventor, on behalf of themselves and the Related Entities who may claim through them, if any, hereby release and forever discharge the Purchaser and each of its Related Entities from any and all claims and causes of action, actions, suits, proceedings, defenses, contracts, affirmative defenses, obligations, liabilities, demands, damages, losses, costs, attorneys' fees or expenses of any nature which the Vendor and/or the Inventor has had, owned or held from the beginning of time to date of this Agreement arising out of the Claims. The parties acknowledge that this Agreement constitutes a "transaction contract" for the purposes of Article 2631 of the Civil Code of Quebec.

2.4      Purchaser's Release and Settlement of Debts

         Except to enforce the terms of this Agreement, the Purchaser, on behalf of itself and the Related Entities who may claim through it, if any, hereby releases and forever discharges the Vendor and each of its Related Entities from any and all claims and causes of action, actions, suits, proceedings, defenses, contracts, affirmative defenses, obligations, liabilities, demands, damages, losses, costs, attorneys' fees or expenses of any nature which the Purchaser has had, owned or held from the beginning of time to date of this Agreement arising out of the Debts.

2.5      Vendor's covenant not to sue

         Except to enforce the terms of this Agreement, the Vendor covenants and agrees not to bring any claims or causes of action, action, suits, proceedings, defenses, affirmative defenses, obligations, liabilities, demands, damages, losses, costs, attorneys' fees or expenses of any nature against the Purchaser or its Related Entities regarding the Claims or the Purchaser's rights in the Patent Rights, the Other Patent Applications and Technology and further covenants and agrees that this Agreement is a bar to any such claims and causes of action, actions, suits, proceedings, defenses, affirmative defenses, obligations, liabilities, demands, damages, losses, costs, attorneys' fees or expenses of any nature against the Purchaser or its Related Entities.

2.6      Purchaser's covenant not to sue

         Except to enforce the terms of this Agreement, the Purchaser covenants and agrees not to bring any claims or causes of action, action, suits, proceedings, defenses, affirmative defenses, obligations, liabilities, demands, damages, losses, costs, attorneys' fees or expenses of any nature against the Vendor or its Related Entities regarding the Debts and further covenants and agrees that this Agreement is a bar to any such claims and causes of action, actions, suits, proceedings, defenses, affirmative defenses, obligations, liabilities, demands, damages, losses, costs, attorneys' fees or expenses of any nature against the Vendor or its Related Entities.



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2.7      Inventor's and Co-inventor's covenant not to sue

         The Inventor and Co-inventor covenant and agree not to bring any claims or causes of action, action, suits, proceedings, defenses, affirmative defenses, obligations, liabilities, demands, damages, losses, costs, attorneys' fees or expenses of any nature against the Purchaser or its Related Entities regarding the Claims or the Purchaser's rights to the Patent Rights, the Other Patent Applications and Technology and further covenant and agree that this Agreement is a bar to any such claims and causes of action, actions, suits, proceedings, defenses, affirmative defenses, contracts, obligations, liabilities, demands, damages, losses, costs, attorneys' fees or expenses of any nature against the Purchaser or its Related Entities.

2.8      Maintenance, Defense and Prosecution

         The Vendor, the Inventor and/or the Co-inventor shall assist and cooperate with the Purchaser in the maintenance, defense and prosecution of the Patent Rights and the Purchaser's Intellectual Property Rights in the Technology and the Other Patent Applications. In particular, without limiting the generality of the foregoing, the Vendor and/or the Inventor shall assist the Purchaser, at Purchaser's expense, in maintaining, defending or prosecuting such rights in the event of Litigation. Moreover, the Vendor and/or the Inventor shall execute all such applications, forms and other documents needed to carry out the purposes of this Agreement and, in particular, needed to maintain, defend or prosecute the Purchaser's rights, including its Patent Rights and its Intellectual Property Rights in the Technology and the Other Patent Applications.

2.9      Right of First Offer and Refusal

         At any time during the term of this Agreement, should the Inventor invent new technology in the Field, Inventor shall immediately notify Purchaser in writing. The Inventor shall provide a full disclosure of such technology, subject to the terms of an appropriate non-disclosure agreement. Purchaser shall have a ninety (90) day time-limited option, from receipt of notice, to negotiate in good faith and in accordance with industry standards and customs, license or assignment rights to the new technology. If an agreement cannot be reached within the ninety (90) day period, the negotiation period may be extended by mutual agreement for an additional thirty (30) days. If Inventor and Purchaser fail to reach an agreement within the one hundred and twenty (120) days, Inventor shall be free to negotiate rights in the new technology with any third party, subject to Inventor's compliance with the non-competition and non-solicitation provisions set forth in Article 6. In the event that the Inventor does not accept the Purchaser's offer in the course of negotiations regarding any such technology, if any, and in the event that the Inventor offers to sell or license the technology to a third party, the Purchaser shall have a right of first refusal (exercisable within five business days of notice of the accepted offer) to acquire or license the said technology from the Inventor on terms no less favourable than those accepted by the said third party.



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                           ARTICLE 3 - CONSIDERATION

3.1      Purchase Price

         In consideration for the sale and assignment of all its rights, including its Patent Rights and its Intellectual Property Rights in the Technology, Purchaser will pay the Vendor the amount of $180,000 US plus QST and GST (the "Purchase Price"). The Purchase Price will be payable as specified in
Section 3.3 below, by bank draft payable to the Vendor through McCarthy Tetrault LLP in trust.

3.2      Issuance of Warrants

         In consideration for the Inventor's undertakings and waivers set forth in Article 2 hereof, Intervenor will issue the Inventor warrants for the purchase of 300,000 shares of the common stock of the Intervenor, pursuant to the warrant agreement set forth as Schedule F hereto.

3.3      Payment of Purchase Price and Closing

         The  Parties  agree that  Purchaser  shall pay to Vendor  the  Purchase
Price: (i) upon delivery by the Vendor of four (4) originally executed copies of this Agreement including the assignment agreements in the form attached as Schedules D and E; and (ii) upon delivery by the Inventor of all Confidential Information referred to in Section 6.3. Such payment by the Purchaser shall constitute closing of the technology purchase transaction contemplated in this Agreement ("Closing").

3.4      Effects of Breach of Representative, Warranties and Conditions

         Purchaser's payments under Section 3.3 above shall be subject to and conditional upon all of Inventor's and Vendor's representations, warranties and conditions contained in Section 4.1, being true and accurate as of the Closing, as well as the delivery of all assignment and sale documents, as specified above, failing which the Purchaser may, at its sole option and without limiting its other legal rights and remedies, either:

         (a) rescind this Agreement upon notice to the Vendor and the Inventor, and thereby be released from all the Purchaser's obligations hereunder (except those in which it may then be in default) while retaining the right to enforce the obligations of the Vendor and/or the Inventor; or

         (b) waive compliance with such by the Vendor and/or the Inventor, on such further terms as may be agreed upon, and proceed to complete the within transactions.

            ARTICLE 4 - REPRESENTATIONS, WARRANTIES, AND CONDITIONS

4.1      Vendor's and Inventor's Representations, Warranties and Conditions



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         The  Vendor  and  Inventor  solidarily  represent  and  warrant  to the
Purchaser that:

         (a) the Inventor has the legal capacity and right to enter into and execute this Agreement and to grant the rights described herein;

         (b) the Inventor has not entered into, granted or become subject to, and will not enter into, grant or become subject to, any agreement, right or obligation which will prevent the Purchaser from exercising the rights granted to it herein;

         (c) the consummation of the transactions herein contemplated and the compliance with the terms, conditions and provisions of this Agreement will not conflict with, or result in a breach of, or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Inventor is bound;

         (d) the Inventor has not entered into, granted or become subject to, and will not enter into, grant or become subject to, any agreement, right or obligation, which will prevent him from performing his obligations herein.

         (e) the Vendor is a corporation duly incorporated under the laws of Quebec with the corporate power to own its assets and to carry on its business and has made all necessary filings under all applicable corporate, securities and taxation laws or any other laws to which the Vendor is subject;

         (f) subject to approval of Vendor's board of directors, which shall be deemed conclusive upon Vendor's tender of the duly executed Patent Rights assignments to Purchaser, the Vendor has good and sufficient power, authority and right to enter into and deliver this Agreement and to transfer the legal and beneficial title and ownership of the Patent Rights and its Intellectual Property Rights in the Technology to the Purchaser free and clear of all liens, charges, encumbrances and any other rights of others;

         (g) this Agreement constitutes a valid and legally binding obligation of the Vendor, enforceable against the Vendor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditors' rights generally;

         (h) there is no contract, option or any other right of another binding upon or which at any time in the future may become binding upon the Vendor to license, sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber the Patent Rights and its Intellectual Property Rights in the Technology other than pursuant to the provisions of this Agreement;

         (i) the Vendor is the sole owner of the right, title, and interest in the Patent Rights and the Technology;



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         (j)      with the  exception  of the rights  granted  to the  Purchaser
                  under   the   License    Agreement   (which   agreement   will
                  automatically terminate by mutual agreement of the parties thereto upon Closing), the Vendor has the sole and exclusive right to use the Patent Rights and Technology and the Vendor has not granted any right or license to use the Patent Rights and Technology to any other person;

         (k) there are no actions, suits or proceedings (whether or not purportedly on behalf of the Vendor) pending or threatened against or adversely affecting, or which could adversely affect the Patent Rights or before or by any federal, provincial, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality, domestic or foreign, whether or not insured, and which might involve the possibility of any lien, charge, encumbrance or any other right of another against the Patent Rights;

         (l)      neither the Inventor,  the Vendor, nor their Related Entities,
                  have  any  other  pending  patents  and  patent   applications
                  relating to the Inventions; and

         (m) the invention described in the Excluded Patent Application was not invented during the term of the Consulting Agreement (which terminated by mutual agreement of the parties on April 15, 2003), as demonstrable by the Inventor's business records.

         Notwithstanding the generality of the foregoing, nothing herein should be construed as a representation or warranty to the effect that the Patent Applications or the Other Patent Applications will result in issued patents.

4.2      Survival of Vendor's and  Inventor's  Representations,  Warranties  and
         Conditions

         The representations and warranties of the Vendor and the Inventor set forth in Section 4.1 will survive the Closing herein provided for and, notwithstanding such Closing, will continue in full force and effect for the benefit of the Purchaser until the expiry of the last patent, if any, derived from the Patent Applications or the Other Patent Applicatons.

4.3      Purchaser's Representations and Warranties and Conditions

         The Purchaser represents and warrants to the Vendor that:

         (a) the Purchaser is a corporation duly incorporated, organized and subsisting under the laws of Canada;

         (b) the Purchaser has good and sufficient power, authority and right to enter into and deliver this Agreement and to complete the transactions to be completed by it contemplated hereunder;



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

         (c) this Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditors' rights generally and to the fact that specific performance is an equitable remedy available only in the discretion of the court; and

         (d) it has not entered into, granted or become subject to, any agreement, right or obligation, which will prevent it from performing its obligations herein.

4.4      Survival of Purchaser's Representations, Warranties and Conditions

         The representations and warranties of the Purchaser set forth in Section will survive the Closing herein provided for and, notwithstanding such Closing, will continue in full force and effect for the benefit of the Vendor for a period of two (2) years from the date of Closing.

                            ARTICLE 5 - INDEMNITIES

5.1      Vendor and Inventor's Indemnification

         The Vendor and the Inventor hereby solidarily indemnify the Purchaser against, and agree to hold the Purchaser and its Related Entities harmless from, all losses, liabilities and expenses (including but not limited to, reasonable fees and expenses of counsel) incurred directly or indirectly because:

         (a) any matter which is the subject of a representation, warranty or condition of the Vendor or the Inventor in this Agreement is not as represented or warranted; or

         (b) the Vendor or the Inventor fails to fulfill in any respect its obligations under this Agreement or under any document delivered in accordance with this Agreement which is required after the Closing.

5.2      Purchaser Indemnification

         The Purchaser hereby indemnifies the Vendor and the Inventor against, and agrees to hold the Vendor harmless from, all losses, liabilities and expenses (including but not limited to, reasonable fees and expenses of counsel) incurred directly or indirectly because:

         (a) any matter which is the subject of a representation, warranty or condition of the Purchaser in this Agreement is not as represented or warranted; or

         (b) the Purchaser fails to fulfill in any respect its obligations under this Agreement or under any document delivered in accordance with this Agreement which is required after the Closing.

        ARTICLE 6 - NON-DISCLOSURE, NON-COMPETITION AND NON-SOLICITATION

6.1      Definition of Confidential Information

          "Confidential Information" means any and all information that is confidential in nature or that is treated as being confidential by the Purchaser and that is or has already been disclosed by or on behalf of the Purchaser to the Vendor or the Inventor, whether such information is or has been conveyed verbally or in written or electronic or other tangible form, and whether such information is acquired directly or indirectly, including, but not limited to all technology, data, know-how, trade secrets, specifications, concepts, ideas, techniques, prototypes, models, all technical, financial, research or business information, and all internal reports, materials, biological, chemical or otherwise, other documents containing or regarding any of the foregoing.

         Confidential Information does not include any information which:

         (a)      is publicly available at the time of disclosure, or

         (b) is subsequently becomes publicly available through no fault of the party receiving the information, or

         (c) becomes publicly available in the course of obtaining patent protection, or

         (d) is rightfully acquired by the party receiving the information from a third party who is not in breach of an agreement to keep such information confidential, or

         (e) is disclosed in compliance with a government or judicial order.

         The  Vendor  and  the  Inventor   acknowledge   that  the  Confidential
Information is extremely valuable to the Purchaser.

6.2      Non-Disclosure of Confidential Information

         Unless otherwise required by law or expressly authorized in writing by the Purchaser, the Vendor and the Inventor shall not, at any time during or after the Closing, directly or indirectly, in any capacity whatsoever, except in connection with the strict performance of obligations to be performed hereunder, divulge, disclose or communicate to any person, moral or physical, entity, firm or any other third party, or utilize directly or indirectly for the Vendor's or the Inventor's personal benefit or for the benefit of any competitor of the Purchaser, any Confidential Information.

6.3      Delivery Upon Closing

         Confidential Information and all embodiments thereof (including any information on computer disk and any reproductions) shall remain the sole property of the Purchaser, and immediately upon Closing, the Inventor and/or the Vendor shall deliver to the Purchaser all correspondence, drawings, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, or any other documents concerning the Purchaser's customers, dealer network, marketing strategies, products and/or processes which contain Confidential Information.

6.4      Covenant not to Compete

         During the period of twelve (12) months after the Closing, neither the Vendor, nor the Inventor shall, on their own behalf or on behalf of another, either alone or in combination with others, directly or indirectly, in any capacity whatsoever (including, without limitation, as an employee, employer, principal, agent, joint venture, partner, shareholder or other equityholder, independent contractor, licensor, licensee, franchisor, franchisee, distributor, consultant, supplier or trustee):

         (a) engage anywhere in Canada, in the United States of America, in Europe, in Australia or in Asia (hereinafter the "Territory") in any aspect of the Business for purposes which are competitive with the Business as conducted by the Purchaser;

         (b) have any ownership, profit sharing or equity interest in any business, firm, corporation, joint venture, partnership or other entity engaged in any aspect of the Business in the Territory (other than 5% or less of a publicly traded company); or

         (c) consult with or assist any person, moral or physical (other than the Purchaser or its Related Entities) who or which is engaged in any aspect of the Business in the Territory for purposes which are competitive with the Business as conducted by the Purchaser.

         Notwithstanding the generality of the foregoing, nothing in this Section shall prevent the Inventor from conducting research and development in the Field and in the scope of the Business, so long as the Inventor does not disclose or attempt to commercialize the results of such research and development during the term of this non-compete obligation. In addition, notwithstanding the generality of the foregoing, this Section shall not apply to the Inventor's novel protein delivery system as described in the patent application referred to as MBM File No: 1047-107 DR to be filed within thirty
(30) days of Closing (the "Excluded Patent Application").

6.5      Covenant of Non-Solicitation

         During the period of twelve (12) months after the Closing, neither the Vendor nor the Inventor shall, on their own behalf or on behalf of another, either alone or in combination with others, directly or indirectly, in any capacity whatsoever (including, without limitation, as an employee, employer, principal, agent, joint venturer, partner, shareholder, or other equityholder, independent contractor, licensor, licensee, franchisor, franchisee, distributor, consultant, supplier or trustee):

         (a) solicit or assist any third party to solicit any employees of the Purchaser or its Related Entities to become an officer, director, employee or agent of the Vendor, Inventor or such third party, or otherwise entice away from the employment of the Corporation any employee of the Purchaser; or

         (b) canvass or solicit (or procure or assist the canvassing or the soliciting of) any customer of the Purchaser or its Related Entities for purposes that are competitive with the Business as conducted by the Purchaser; or

         (c) accept (or procure or assist the acceptance of) any business from any customer of the Purchaser or its Related Entities for purposes that are competitive with the Business as conducted by the Purchaser or its Related Entities.

                              ARTICLE 7 - GENERAL

7.1      Entire Agreement

         This Agreement constitutes the entire agreement among and between the parties with respect to the subject matter hereof and supersedes and replaces all prior and contemporaneous communications, whether written or oral, including the License Agreement, the Amending Agreement and the Consulting Agreement.

7.2      Further Assurances

         Each of the Parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement. The Parties hereby undertake to file with all appropriate authorities within thirty
(30) days of the Closing, all documents necessary to register the transaction described herein.

7.3      Time of the Essence

         Time is of the essence of this Agreement.

7.4      Fees

         Each of the Parties hereto will pay their respective legal and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant hereto and any other costs and expenses whatsoever and howsoever incurred. In the event of a default of any provision of this Agreement, the non-defaulting party shall be entitled to recover all attorney's fees and costs incurred in enforcing its rights hereunder, including, without limitation, expert witness and travel fees.

7.5      Amendments and Waivers

         No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by both of the Parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

7.6      Notices

         Any demand, notice or other communication to be given in connection with this Agreement will be given in writing and will be given by personal delivery, by registered mail or by electronic means of communication addressed to the recipient as follows:

          To the Purchaser:

          Vitalstate Canada Ltd.
          2191 Hampton Avenue
          Montreal, Quebec
          H4A 2K5

          To the Vendor:

          9103-3019 Quebec Inc.
          147 Dufferin Road
          Hampstead, Quebec
          H3X 2Y2

          To the Inventor:

          Michael Farber
          147 Dufferin Road
          Hampstead, Quebec
          H3X 2Y2

          To the Co-inventor:

          Jonathan Farber
          8804 Ernest Savignac
          Montreal, Quebec
          H2M 2M3

          To the Intervenor:

          Vitalstate, Inc.
          2191 Hampton Avenue
          Montreal, Quebec
          H4A 2K5


or to such other address, individual or electronic communication number as may be designated by notice given by either Party to the other. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the fifth Business Day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day. If the Party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system that might affect the delivery of mail, any such demand, notice or other communication may not be mailed but must be given by personal delivery or by electronic communication.

7.7      Survival

         Articles 2, 3, 4, 5 and 6, as well as Section 7.7, shall survive and not merge in the Closing or in the completion of the other transactions specified in this Agreement.

7.8      Arbitration

         Should any dispute arise between the Parties under this Agreement that cannot be resolved by negotiation, the Party must submit such to binding arbitration to be conducted in Montreal, Quebec in accordance with the rules of arbitration set forth in the Quebec Code of Civil Procedure and in the Civil Code of Quebec. This obligation shall not apply should a Party seek immediate injunctive or equitable relief.

7.9      Governing Law

         This Agreement shall be governed by the laws of the Province of Quebec, Canada and interpreted and construed in accordance with the local and internal laws, without the application of principles of conflict of law. The Parties attorn and agree to submit to the sole and exclusive jurisdiction of a court of competent jurisdiction within the Province of Quebec in relation to all disputes arising out of or in connection with this Agreement.

7.10     Counterpart and Partial Execution

         This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all counterparts together shall constitute one and the same instrument. A signed counterpart provided by way of facsimile transmission shall be as binding upon the Parties as an originally signed counterpart.

7.11     Language

         The Parties have required that this Agreement and all documents relating thereto be drawn-up in English. Les parties ont demande que cette convention ainsi que tous les documents qui s'y rattachent soient rediges en anglais.

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed by their own hand, or by their duly authorized and empowered officers and representatives as of the Effective Date.

VITALSTATE CANADA LTD.                              9103-3019 QUEBEC INC.


Per:     /s/ Heather Baker                          Per:     /s/ Miriam Farber
         -----------------                                   -----------------


Title:   President                                  Title:   President

Date:    August 8, 2003                             Date:    August 8, 2003
         --------------                                      --------------
MICHAEL FARBER                                      JONATHAN FARBER


/s/ Michael Farber                                  /s/ Jonathan Farber
------------------------                            -------------------------

Date:    August 8, 2003                             Date:    August 8, 2003
         --------------                                      --------------

VITALSTATE, INC.


Per:     /s/ Heather Baker
         ---------------------------

Title:   CEO

Date:    August 8, 2003

                                                                      SCHEDULE A

                              CONSULTING AGREEMENT

         This Consulting Agreement (the "Agreement") is made and entered into as of the 1st day of June, 2002 by and among


                           Vitalstate Inc.
                           2191 Hampton Avenue
                           Montreal, Quebec H4A 2K5
                           Canada,

                           Vitalstate Canada Ltd.
                           2191 Hampton Avenue
                           Montreal, Quebec H4A 2K5
                           Canada,

                           (Vitalstate Inc. and Vitalstate Canada Ltd.
       and are hereinafter referred to both singly and collectively as the "Corporation"*)

                           9103-3019 Quebec Inc.
                           147 Dufferin Avenue
                           Hampstead, Quebec H3X 2Y2

                           (the "Consultant")

         WHEREAS the Corporation is engaged in the business of the creation, production, sale and marketing of nutraceuticals (hereinafter the "Business");

         WHEREAS the Corporation wishes to employ the Consultant as its director of new product development and the Consultant agrees to be so employed, in accordance with terms, covenants and conditions hereinafter set forth;

         NOW, THEREFORE, FOR THE REASONS SET FORTH ABOVE, AND IN CONSIDERATION OF THE MUTUAL PREMISES AND AGREEMENTS HEREINAFTER SET FORTH, THE PARTIES HERETO ACKNOWLEDGE AND AGREE AS FOLLOWS:

1.       NATURE AND TERM OF SERVICES

1.1 The Corporation hereby employs, engages and hires the Consultant as director of new product development of Vitalstate Inc. and Vitalstate Canada Ltd., and the Consultant hereby accepts and agrees to such hiring, engagement and employment.

1.2 Nature of Services. The Consultant agrees that he shall provide his services to the Corporation on a full-time basis, the whole according to the terms and conditions hereinafter set forth, as an Consultant to the Corporation, and his duties as such an Consultant shall include, but not be limited to, those set forth from time to time by the Corporations' respective boards of directors. In addition, the Consultant shall use his best efforts to promote the interests of the Corporation (hereinafter the "Services").

1.3 Term. The term of this Agreement (the "Term") shall commence June 1, 2002 and shall continue for a 1 year term ending on May 31, 2003. The Term shall be automatically renewable at the option of the Consultant for an additional 1 year period, however, subject to earlier termination as provided herein.

2. COMPENSATION

2.1 Salary. In consideration for the Services to be rendered pursuant to this Agreement, and in further consideration for the confidentiality, non-competition and non-solicitation covenants described in Article 3 hereof, the Corporation shall pay the Consultant an initial base annual salary of CDN$90,000 per annum (hereinafter the "Salary") subject to the normal deductions at source, payable in bi-monthly installments. During the Term, the annual base Salary shall be reviewed periodically by the Corporation for possible increase.

2.2 Bonuses. Consultant will be eligible to receive an annual bonus payable in cash and/or shares and/or options of Vitalstate Inc., the amount of which shall not exceed fifty percent (50%) of Consultant's Salary. Both the amount and terms of payment, if any, shall be determined at the sole and absolute discretion of the Board of Directors of Corporation, or a compensation committee thereof.

2.3 Other Benefits. Consultant shall also be eligible to participate in any benefit programs of the Corporation, including but not limited to life, disability or health insurance, pension, retirement or other benefit plans adopted by the Corporation for the general and overall benefit of all executive and key employees of the Corporation.

2.4 Expense Reimbursement. The Corporation will reimburse the Consultant for all documented and approved expenses incurred by the Consultant in the performance of his duties under this Agreement, to be paid in accordance with the Corporation's practices in effect from time to time.

3. CONFIDENTIAL INFORMATION AND NON-COMPETITION

3.1 Definition of Confidential Information. For the purposes of this Agreement, the term "Confidential Information" shall mean, but shall not be limited to, any technical or non-technical data, formulae, patterns, compilations, programs, patents, trade secrets, devices, methods, techniques, drawings, designs, processes, procedures, improvements, models, experimental work, manuals, financial data, financial information, business forecast information, cash requirement information, organization information, valuation information, technical information, scientific information, research information, lists of actual or potential customers or suppliers, of the Corporation and any information regarding any of the Corporation's marketing, sales or dealer network, which is not generally known to the public through legitimate origins. The Corporation and the Consultant acknowledge and agree that such Confidential Information is extremely valuable to the Corporation. In the event that any part of the Confidential Information becomes generally known to the public through legitimate origins (other than by breach of this Agreement by the Consultant), that part of the Confidential Information shall no longer be deemed Confidential Information for the purposes of this Agreement, but the Consultant shall continue to be bound by the terms of this Agreement as to all other Confidential Information.

3.2 Non-Disclosure of Confidential Information. Unless otherwise required by law or expressly authorized in writing by the Corporation, the Consultant shall not, at any time during or after the Term, directly or indirectly, in any capacity whatsoever, except in connection with services to be performed hereunder, divulge, disclose or communicate to any person, moral or physical, entity, firm or any other third party, or utilize for the Consultant's personal benefit or for the benefit of any competitor of the Corporation, any Confidential Information.

3.3 Delivery Upon Termination. Confidential Information and all embodiments thereof (including any information on computer disk and any reproductions) shall remain the sole property of the Corporation, and immediately upon request to this effect or immediately upon termination of this Agreement for any reason, the Consultant shall promptly deliver to the Corporation all correspondence, drawings, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, or any other documents concerning the Corporation's customers, dealer network, marketing strategies, products and/or processes which contain Confidential Information.

3.4 Covenant Not To Compete. During the Term, and for a period of twelve (12) months after the termination of the Agreement, the Consultant shall not, on his own behalf or on behalf of another, either alone or in combination with others, directly or indirectly, in any capacity whatsoever (including, without limitation, as an employee, employer, principal, agent, joint venture, partner, shareholder or other equityholder, independent contractor, licensor, licensee, franchisor, franchisee, distributor, consultant, supplier or trustee):

                  (i) engage anywhere in Canada and the United States of America (hereinafter the "Territory") in any aspect of the Business for purposes which are competitive with the Business as conducted by the Corporation;

                  (ii) have any ownership or equity interest in any business, firm, corporation, joint venture, partnership or other entity engaged in any aspect of the Business in the Territory (other than 5% or less of a publicly traded company); or

                  (iii) consult with or assist any person, moral or physical (other than the Corporation) who or which is engaged in any aspect of the Business in the Territory for purposes which are competitive with the Business as conducted by the Corporation.

3.5 Covenant of  Non-Solicitation.  During the Term,  and for a period of twelve
(12) months after the termination of this Agreement, the Consultant shall not, on his own behalf or on behalf of another, either alone or in combination with others, directly or indirectly, in any capacity whatsoever (including, without limitation, as an employee, employer, principal, agent, joint venturer, partner, shareholder, or other equityholder, independent contractor, licensor, licensee, franchisor, franchisee, distributor, consultant, supplier or trustee):

                  (i) solicit or assist any third party to solicit any employees of the Corporation to become an officer, director, employee or agent of the Corporation or such third party, or otherwise entice away from the employment of the Corporation any employee of the Corporation; or

                  (ii)     (a)      canvass or solicit (or procure or assist the
                                    canvassing   or  the   soliciting   of)  any
                                    customer of the Corporation for purposes which are competitive with the Business as conducted by the Corporation; or

                           (b)      accept (or procure or assist the  acceptance
                                    of) any  business  from any  customer of the
                                    Corporation    for   purposes    which   are
                                    competitive with the Business as conducted by the Corporation.

3.6 Assignment of Consultation Inventions. The Consultant shall disclose and assign to the Corporation any and all materials of a proprietary nature, including, but not limited to, material subject to protection as Confidential Information, trade secrets or as patentable or copyrightable ideas, which the Consultant may conceive, invent, create or discover, either solely or jointly with another or others, during the Term, in connection with the rendering of Services hereunder and which relates to or is capable of use in connection with the business of the Corporation or any services or products offered, performed, produced, used, sold or being developed by the Corporation at the time said material is developed.

3.7 Additional Documentation. The Consultant will, upon request of the Corporation, either during or at any time after the termination of this Agreement, execute and deliver all papers, including applications for patents or copyrights, and do such other acts (solely at the Corporation 's expense) as may be necessary to obtain and to maintain proprietary rights in the Confidential Information specified in Section 3.6 above and the materials specified in
Section 3.6 above, in any and all countries and to vest title thereto in the Corporation.

3.8 Other Remedies. In the event that the Consultant breaches any of the terms contained in this Section 3, the Consultant stipulates that said breach will result in immediate and irreparable harm to the business and goodwill of the Corporation and that damages, if any, and remedies at law for such breach would be inadequate. In addition to any and all such remedies available to the Corporation, the Corporation shall therefore be entitled to apply for and receive from any court of competent jurisdiction an injunction to restrain any violation of this Agreement and for such further relief as the court may deem just and proper.

3.9 Continuing Obligations. The obligations, duties and liabilities of the Consultant pursuant to Section 3 of this Agreement are continuing, absolute and unconditional and shall remain in full force and effect as provided therein despite any termination of this Agreement for any reason whatsoever, including, but not limited to, the expiration of the Term.

4. TERMINATION

4.1 Termination for Cause; Death or Disability of Consultant. In the event of a material breach by the Consultant under this Agreement, or upon his death or permanent disability such that the Consultant cannot perform the Services hereunder, this Agreement may be terminated by the Corporation without notice or penalty. Notwithstanding the foregoing, any Salary earned by the Consultant prior to such termination, death or disability shall remain payable by the Corporation to the Consultant or his estate. For purposes of this Agreement, permanent disability means the Consultant has been unable, for three consecutive months, to perform the Consultant's duties under this Agreement, as a result of physical or mental illness or injury.

4.2 Termination by Consultant. This Agreement may be terminated at any time by Consultant upon three (3) months prior written notice to Corporation.

4.3 Termination by Corporation without Cause. This Agreement may be terminated at any time by Corporation without cause, for any reason whatsoever, upon payment to Consultant of an amount equivalent to his base salary, payable bi-monthly for a period of twelve (12) months.

5. MISCELLANEOUS

5.1 Assignment. Except as provided in this Section 5.1, the Consultant and the Corporation acknowledge and agree that the covenants, terms and provisions contained in this Agreement and the rights of the parties hereunder cannot be transferred, sold, assigned, pledged, or hypothecated; provided, however that this Agreement shall be binding upon and shall enure to the benefit of the Corporation and any successor to or assignee of all or substantially all of the business and property of the Corporation. In addition, the Corporation may assign its rights hereunder to a direct or indirect subsidiary, affiliated company, or division of the Corporation without the consent of the Consultant.

5.2 Capacity. The Consultant hereby represents and warrants that, in entering into this Agreement, he is not in violation of any contract or agreement, whether written or oral, with any other person, moral or physical, firm, partnership, corporation or any other entity to which he is a party or by which he is bound and will not violate or interfere with the rights of any other person, firm, partnership, corporation or other entity.

5.3 Entire Agreement. This Agreement contains the entire agreement between the parties and shall not be modified except in writing by the parties hereto. Furthermore, the parties hereto specifically agree that all prior agreements, whether written or oral, relating to the Services to the Corporation shall be of no further force or effect from and after the date hereof.

5.4 Severability. If any phrase, clause or provision of this Agreement is declared invalid or unenforceable by a court of competent jurisdiction, such phrase, clause or provision shall be deemed severable from this Agreement, but will not effect any other provisions of this Agreement, which otherwise shall remain in full force and effect. If any restriction or limitation in this Agreement is deemed to be unreasonable, onerous and unduly restrictive by a court of competent jurisdiction, it shall not be stricken in its entirety and held totally void and unenforceable, but shall remain effective to the maximum extent permissible within reasonable bounds.

5.5 Waiver. The waiver by the Corporation or the Consultant of any breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition hereof.

5.6 Governing Law. The parties hereto agree that this Agreement shall be construed as to both validity and performance and shall be enforced in accordance with and governed by the laws of Quebec applicable therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    VITALSTATE INC.

                                    By: /s/ Heather Baker
                                        --------------------------------------
                                        Name: Heather Baker
                                        Title: President and Chief Executive
                                               Officer

                                    VITALSTATE CANADA LTD.

                                    By: /s/ Heather Baker
                                        ---------------------------------------
                                        Name: Heather Baker
                                        Title: President and Chief Executive
                                                Officer

                                    9103-3019 QUEBEC INC.


                                    By: /s/ Miriam Farber
                                        ---------------------------------------
                                        Name: Miriam Farber
                                        Title: President

                                  INTERVENTION

                           to the Consulting Agreement

                               dated June 1, 2002


AND TO THESE PRESENTS intervenes Michael Farber, acting in his personal capacity, who hereby declares having taken cognizance of all of the provisions contained in this Agreement, with which he declares himself to be entirely satisfied and familiar.

The undersigned hereby agrees to be bound in his personal capacity by the obligations set forth in Section 3 of this Agreement.


         DATED AT Montreal, this 1st day of June, 2002.



         /s/ Michael Farber
         ------------------------------
         Michael Farber

                    License Agreement dated November 7, 2001

                        (Filed herewith as Exhibit 10.1)

                   Amending Agreement dated September 25, 2002

                        (Filed herewith as Exhibit 10.2)

                            CAMPBELL, COHEN, LEVEILLE

                                      AVOCATS
                            BARRISTERS AND SOLICITORS
                               (SOCIETE NOMINALE)
215 REDFERN, SUITE 118                                       TEL: (514) 937 9445
WESTMOUNT,  QUEBEC, CANADA                                   FAX: (514) 937-2580
H3Z 3L5                                                      E-MAIL:
BCAMP84966@aol.com

                              NOTICE OF TERMINATION
                              ---------------------

BY BAILIFF
----------
                                                               WITHOUT PREJUDICE
                                                               -----------------
TO:  VITALSTATE CANADA LTD.
     2191 Hampton Ave.
     Montreal, Quebec
     H4A 2K4

     Attention: President
     --------------------

                        Re:  9103-3019 QUEBEC INC.
                             and NUVO WAY INC.
                             (NOW VITALSTATE CANADA LTD.)
                             License Agreement dated 7 November, 2001

                        ------------------------------------------------

Dear Sir/Madam:

We are the general attorneys for 9103-3019 Quebec Inc. and we have been instructed to advise you as follows:

1. On the 7 November, 2001, you did execute with our client a License Agreement for the use by your Company of the "License Technology" more fully described in Section 1.1.(i) under the heading "DELIVERY SYSTEM FOR CREATINE" developed by Michael Farber and Jonathan Farber with the intellectual property rights therefore resting with our client;

2.       Article 3.2.2 thereof reads as follows:

         "3.2.2. Where Licensee does not require governmental approval(s) to market and /or sell Licensed Products(s) in a Territory, Licensee agrees to bring to market and achieve sales of Licensed Product(s) of not less than two hundred thousand dollars CDN ($200,000.00 CDN) in at least one such Territory within eighteen (18) months of the execution of this Agreement."
         (emphasis added)

3. You have omitted, failed and neglected to discharge your obligations under the said Section 3.2.2;

4. Consequently, our client herewith invokes one of the "Remedies" set forth in Article 3.3, being Section (A) thereof, which reads as follows:

         "3.3 Remedies. In the event that Licensee does not substantially meet one or more of the performance criteria set forth in this
                  Article III, Licensor, at its discretion, shall have the right to: (A) terminate all license rights granted Licensee under this License Agreement, whereupon Licensor may. in its sole discretion, grant licenses to the Licensed Technology to licensees other than Licensee upon any terms and without any obligation to compensate, in any way, Licensee in connection therewith ..." (emphasis added)

5.       As this  Agreement was executed on the 7 November,  2001,  and eighteen
         (18) months shall have expired by the 7 May, 2003, and you have not as aforesaid discharged your said obligations under Section 3.2.2, our client is within its legal and contractual rights to forward this Notice to you terminating all License Rights In the Agreement by the said latter date of the 7 May, 2003;

CAMPBELL, COHEN, LEVEILLE


WITHOUT PREJUDICE TO THE FOREGOING, AND UNDER STRICT RESERVE THEREOF, OUR CLIENT WOULD BE PREPARED TO ENTER INTO A NEW LICENSING AGREEMENT UNDER THE FOLLOWING TERMS AND CONDITIONS PROVIDED THAT YOUR WRITTEN CONSENT TO ALL OF THESE CHANGES IS RECEIVED AT OUR OFFICES BY NO LATER THAN THE CLOSE OF BUSINESS ON THE 17 MAY, 2003:

1        There be a USD $75,000.00 Signing Bonus paid to our client;

2. There be a USD $75,000.00 Annual Licensing Fee payable quarterly in advance;

3. There be a Royalty Charge of five percent (5%) of gross revenue payable within thirty (30) days of the end of each quarter upon the interim unaudited financial statements prepared by the Company's auditors within that delay;

4. This Agreement would avail for a period of ten (10) years commencing 18 May, 2003;

5. All other provisions of the original Licensing Agreement herewith terminated which are compatible with these changes shall be replicated in the new Agreement;

Consequently as at the Close of Business on the 7 May, 2003, you are absolutely forbidden under penalty of law to exercise any rights granted to you under the said License Agreement and you are to return any and all pertinent documents with respect thereto, and to advise all persons with whom you have effected business under the said Agreement of the termination and removal of your Licensee's rights.

AND DO YOU GOVERN YOURSELF ACCORDING.

                                                Montreal, May 5, 2003

                                                CAMPBELL, COHEN, LEVEILLE

                                                Per: /s/ Brahm L. Campbell
                                                    ---------------------------
                                                    Brahm L. Campbell, Attorney

                              CALL FOR ARBITRATION
                       REQUESTED BY 9103-3019 QUEBEC INC.
                           PURSUANT TO SECTION 10.10,
                     LICENSE AGREEMENT OF 7 NOVEMBER, 2001

                            -------------------------

I.       BACKGROUND

         On the 7 November, 2001, 9103-3019 Quebec Inc., hereinafter referred to as the "Licensor", did execute with Nuvo Way Inc. (now Vitalstate Canada hereinafter referred to as the "Licensee", a License Agreement hereinafter referred to as the "Agreement", with respect to the usage by the Licensee under the terms and conditions therein denoted of that certain Intellectual Property owned by the "Licensor" and summarily described as a "Delivery System for Creatine"; a copy of the Agreement has been appended to these presents as Schedule "A";

         On the 25 September, 2002, the said Agreement was amended and a copy of same has been appended to these presents as Schedule "B";

         On the 5 May, 2003, the Licensor, through its undersigned attorneys, did serve upon the Licensee a Notice of Termination of the Agreement on the grounds that the Licensee did not achieve sales of the licensed Product to that certain sum and in that certain period denoted in the Agreement; a copy of this Notice has been appended to these presents as Schedule "C";


         On the 7 May, 2003, counsel to the Licensee responded to the said Notice, rejected the allegations, and denied that the "Licensor" had a right to verify the sales records of the Licensee; a copy of that Counsel's letter has been appended to these presents as Schedule "D";

         On the 12 May, 2003, the said letter was answered by the Licensor's undersigned Counsel, noting that any sub-License Agreement the Licensee would grant required certain conditions to be inserted therein pursuant to the Agreement, as well as a percentage remuneration for all sub-License sales and concluding to a request for a copy of all contracts entered by the Licensee for the Intellectual Property in question, together with all sales records; a copy of this Letter has been appended to these presents as Schedule "E";

         In early June 2003  Licensee's  Counsel  orally  offered to discharge a
         lump  sum  payment  to  the  Licensor  to  effectively   terminate  the
         Agreement.

         On the 9 June, 2003, Licensor's Counsel responded to same by noting that the oral offer was wholly insufficient and that unless the said documents were provided to the Licensor and a new Agreement entered under the specified terms and conditions by the 12 June, 2003, a request for inter alia, Arbitration under Section 10.10 of the Agreement would be effected; a copy of that Letter has been appended hereto as Schedule "F";

         On the 11 June, 2003, Licensee's Counsel responded, denying Licensor's right to receive the requested documents and annexing a Purchase Order to Licensee dated 9 January, 2003, with the Purchaser's name blanked out; a copy of that Letter has been appended hereto as Schedule "G";

II.      TERMS OF ARBITRATION

         In the light of the above  Background,  and given the terms of  Section
         10.10 of the Agreement, the Licensor respectfully submits the following questions to be determined by the Arbitrator(s):

         i) Whether or not Section 2.2 of the Agreement permits the Licensor to examine all sub-Licensing and Sales Agreements entered by the Licensee to determine whether or not such sub-agreements required the insertion of those certain clauses contained in the said Section 2.2;

         ii) Whether or not Section 4.1.4 of the Agreement further enables the Licensor to examine all sales records of the Licensee to determine if they come within the ambit of the five percent (5%) sub-License fee due to the Licensor;

         iii) If ii) is answered in the affirmative, whether or not the Licensor has the right to audit such figures;

                  Whether or not the Licensee failed to discharge its sales obligations in that time frame stipulated in Section 3.2.2 of the Agreement;

         v) Whether or not any finding against the Licensee respecting any one of the above Complaints warrants a conclusion as to the Termination of the Agreement noted in Sections 3.3 and 8.2 thereof;

                  Whether  or  not  the   conduct  of  the   Licensee   warrants
                  resiliation of the Agreement;

III.     CONDITIONS OF ARBITRATION

         The Licensor proposes either the Hon. Alan Gold, former chief Justice of the Superior Court for the Province of Quebec or the Honorable Lawrence Poitras, former Associate Chief Justice of the same Court. The Licensor has not as yet contracted either of these jurists respecting this matter.

         The Licensor is satisfied that each nominee could act as a sole Arbitrator and proposes that his decision would be binding upon both parties.

         The costs shall be fixed by the Arbitrator.

         The Licensor has deposited in Trust with its Counsel the sum of $10,000.00 and the Licensee is called upon to immediately effect the same deposit with its Counsel in Trust;

IV.      Delay to respond

         The Licensee is called upon to respond to these presents within a delay of ten (10) days in writing to the undersigned Counsel in the following fashion:

         i) Agree to the appointment of one of the suggested nominees as the sole binding Arbitrator;

         ii)      If not, to suggest the name of an alternative sole Arbitrator;

         iii) IF not, to agree to an Arbitration Panel of Three persons, and nominate one of them, with the two nominees themselves appointing the Third Member of the Panel;

         iv) Accept the foregoing Terms of Arbitration, suggest amendments thereto, or submit its own Terms of Arbitration;

         v) Agree to convene the Arbitration Panel and to set its terms, conditions and remuneration as quickly as possible.

THE WHOLE RESPECTFULLY SUBMITED.

                                        MONTREAL, July 3, 2003


                                        9103-3019 QUEBEC INC.

                                        Per: /s/ Miriam Farber
                                             --------------------
                                                Miriam Farber, duly authorized
                                                as she so declares

                                                                      Schedule B



March 22, 2002

To:   Nuvo Way Inc. ("Nuvo Way")
      2191 Hampton Avenue
      Montreal, Quebec
      H4A 2K5

To whom it may concern,

The undersigned hereby authorizes Nuvo Way to deduct from my bi-monthly consulting fees, in equal consecutive bi-monthly instalments, one thousand five hundred dollars ($1,500) each for a period of 30 months. The first instalment shall be deducted as of the first of the month following the date of closing of the proposed reverse acquisition by Nuvo Way of Harmony Trading Corp and shall be remitted to Ross Harvey on my behalf on the first of every month.

Said amounts represent payment of the purchase price for the 300 shares in the capital stock of Nuvo Way owned by Ross Harvey and sold to the undersigned.

Yours truly,


9103-3019 Quebec Inc.


/s/ Miriam Farber
---------------------------
per: Miriam Farber

             Date     Memo                                      Amount     Details:

9103-3019

             7/3/2001 Advance                                   2,200.00    Loan
             7/3/2001 Advance - to be repaid                    5,000.00    Loan
            7/23/2001 Advance to 9103-3019 Quebec Inc.          3,000.00    Loan
            8/24/2001 Advance                                   2,000.00    Loan
            9/26/2001 Consulting - J. Farber                    2,500.00    Cheque payable to 9103 for
           12/10/2001 Office Furniture                          2,543.20    Office Furniture
           12/10/2001 Dell                                      2,050.90    Computer

Net Labs
             5/2/2001 Fat Fighter                              19,294.10
            5/15/2001 Fat Fighter
                                                                7,500.00    Product never received
                                                                1,290.16    Product never received

                                                                8,790.16

                      Total:                                 $ 28,084.26

                                   SCHEDULE C

                       PATENT APPLICATIONS TO BE ASSIGNED


MBM File No: 831-103PCT
PCT Patent Application No. PCT/CA02/01441
Filed: September 25, 2002
Claims priority to:

         Canadian Patent Application No. 2,358,045
         US Provisional Patent Application No. 60/348,584
         US Provisional Patent Application No. 60/396,548

A Carbohydrate-Based Delivery System for
Creatine and other Bioactive Ingredients
Published: April 3, 2003
Status: Pending


MBM File No: 831-103US
US Patent Application: (early) National Entry of
PCT Patent Application No. PCT/CA02/01441
FIled: September 25, 2002
National Entry Date: May 7, 2003
A Carbohydrate-Based Delivery System for
Creatine and Other Bioactive Ingredients
Status: Pending


MBM File No: 831-104PCT
PCT Patent Application No. PCT/CA03/00411
Filed: March 25, 2003
Claims priority to: US Provisional Application No. 60/372,438
Delivery Systems for Functional Ingredients
Status: Not Yet Published, Pending


MBM File No: 831-104US
US Patent Application: (early) National Entry of
PCT Patent Application No. PCT/CA03/00411
FIled: March 25, 2003
Delivery Systems for Functional Ingredients
Status: Pending

MBM File No: 831-114PCT
PCT Patent Application No. PCT/CA02/01442
FIled: September 25, 2002
Claims priority to:

         Canadian Patent Application No. 2,358,045
         US Provisional Patent Application No. 60/348,584
         US Provisional Patent Application No. 60/396,548

A Starch-Based Delivery System for Creatine
Status: Published April 3, 2003, Pending


MBM File No: 831-114US
United States Patent Application No.10/297,983
(early National Entry of PCT Patent Application No. PCT/CA02/01442)
FIled: September 25, 2002
A Starch-Based Delivery System for Creatine
Status: Pending


MBM File No.: 831-106PCT
New PCT Patent Application
Claims Priority to: US Provisional Patent Application N. 60/396,731
Filed: July 18, 2003
Transmucosal Delivery System
Status: Pending


MBM File No.: 831-107PR
US Provisional Patent Application No. 60/402,863
Filed: August 13, 2002
Multi-Phase Delivery System
Status: Pending; PCT to be Filed

                                                                      Schedule D


                             ASSIGNMENT OF INVENTION

WHEREAS, 9103-3019 Quebec Inc., a company incorporated under the laws of the Province of Quebec, having a principal place of business at 147 Dufferin Road, Hampstead, Quebec H3X 2Y2, Canada (hereinafter "ASSIGNOR"), has certain rights, title and interest to the invention relating to:

         MULTI-PHASE PATENT DELIVERY SYSTEM as described and claimed in the United States Provisional Patent Application filed on August 13, 2002 under Application No. 60/402,863;

and WHEREAS, Vitalstate Canada Ltd., having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada (hereinafter "ASSIGNEE"), is desirous of obtaining certain rights, title and interest in, to and under said invention and application.

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to it in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, all of its entire right, title, interest throughout the world in, to and under said invention; all improvements, modifications and additions to said invention and to all corresponding rights, title and interest in and to any patent which may be granted thereon; said application and all divisions, renewals, continuations, continuation-in-part applications thereto, and all corresponding patents which may be granted thereon and all reissues and extensions thereof; all corresponding United States and/or foreign patent applications and patents relating to said invention and improvements, modifications and additions thereto, and to any divisions, continuations, continuation-in-part applications, reissues and renewals of the aforementioned patents; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country throughout the world together with the right to file such applications and the right to claim for the same priority rights derived from said application under any international agreements, conventions, treaties and the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country throughout the world and all extensions, renewals and reissues thereof; all rights and privileges pertaining to any patent applications and Letters Patents relating to said invention and application throughout the world, including, without limitation, all causes of action, claims, demands and other rights, for or arising from any past infringement thereof, as well as the fruits of any of the above, including, without limitation, royalties, damages, punitive damages, loss of profits or the like;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part applications, reissue and substitute applications the United States of America and in any corresponding foreign jurisdiction for said invention and improvements, modifications and additions to said invention, and acknowledge and agree that all rights therein shall vest in the ASSIGNEES, its successors, and assignees, whereby said United States or foreign Letters Patent will be held and enjoyed by said ASSIGNEES, its successors and assigns, to the full extent of the term for which said Letters Patent will be granted, as fully and entirely as the same would have been held and enjoyed by the undersigned if the this assignment had not been made;


         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all documents required by the ASSIGNOR to fully and properly vest the aforementioned rights in the ASSIGNEE; to do all things which the ASSIGNEE, its successors and assigns, shall consider necessary or desirable for securing, maintaining and enforcing the rights and property specified herein above, including testifying in all legal proceedings; to communicate all facts known by ASSIGNOR relating to the inventions and the history thereof;

         AND ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents or the like Official of any country, whose duty it is to issue patents or other evidence of forms of industrial property protection on applications as aforesaid, to issue the same in and to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND ASSIGNOR HEREBY covenants and agrees that it has full right to convey all of its interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith; has not copied or used information that may be subject to a trade-secret owned or under the control of a third party; the present assignment is complementary to any previous assignment, if any, in favour of the ASSIGNEE;

         AND in the event of disagreement between the ASSIGNOR and ASSIGNEE (hereinafter the "Parties"), this Assignment of Invention shall be interpreted in accordance with the Laws in effect in the Province of Quebec.

Le(s) soussigne(s) desire(nt) que la presente cession soit en anglais. The undersigned requests) that the present assignment be in English.


SIGNED at       Montreal        CANADA.
         -----------------------------------------------------,
                 City           Country

this   8th day    of   August , 2003.
    -------------   ----------

/s/ Jonathan Farber        /s/ Miriam Farber
-----------------------    --------------------------------
 (signature of witness)    (signature of duly authorised signatory for ASSIGNOR)

Name: Jonathan Farber      Name: Miriam Farber
Title:                     Title: President


Where Applicable:

State/Province of Quebec    )
                  ------    )
Country of CANADA           )
           -------------

On this 8th day of August, 2003, before me, a Notary Public in and for the State/Province aforesaid, personally appeared Miriam Farber, to me known and know to me to be the person of that name, who signed and sealed the foregoing instrument, and he acknowledged the same to be his free act and deed.

                                                          /s/ illegible
                                                         -----------------------
                                                                   Notary Public

                    ACKNOWLEDGMENT OF ASSIGNMENT OF INVENTION

I, HEATHER BAKER, a duly authorised signatory on behalf representative of Vitalstate Canada Ltd. having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada, acknowledge the attached Assignment of Invention from 9103-3019 Quebec Inc. to Vitalstate Canada Ltd. dated Aug 08, 2003, regarding all rights, title and interest throughout the world in, to and under the invention relating to MULTI-PHASE PATENT DELIVERY SYSTEM.

SIGNED at      Montreal         Canada,
          --------------------------------
                 City            Country

this 8th day of August, 2003.
    ----       -------

/s/ Heather Baker
----------------------------------------------------
(signature of duly authorised signatory for ASSIGNOR)

Name:
Title:

I, Jonathan Farber                      declare that I was personally present
  -------------------------------------                             and did see,
  (Name of Notary, Attorney, or Witness)

Heather Baker                          duly sign and execute the above
--------------------------------------                          acknowledgement.
(Name of Signing Authority for Assignee)


/s/ Jonathan Farber
----------------------------------------------
(Signature of Notary, Attorney, or Witness)

                             ASSIGNMENT OF INVENTION

WHEREAS, 9103-3019 Quebec Inc., a company incorporated under the laws of the Province of Quebec, having a principal place of business at 147 Dufferin Road, Hampstead, Quebec H3X 2Y2, Canada (hereinafter "ASSIGNOR"), has certain rights, title and interest to the invention relating to:

         DELIVERY SYSTEMS FOR FUNCTIONAL INGREDIENTS as described and claimed in the International Patent Application filed on March 25, 2003 under Application No. PCT/CA03/00411 and claiming priority to United States Provisional Patent Application No. 60/372,438;

and WHEREAS, Vitalstate Canada Ltd., having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada (hereinafter "ASSIGNEE"), is desirous of obtaining certain rights, title and interest in, to and under said invention and application.

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to it in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, all of its entire right, title, interest throughout the world in, to and under said invention; all improvements, modifications and additions to said invention and to all corresponding rights, title and interest in and to any patent which may be granted thereon; said application and all divisions, renewals, continuations, continuation-in-part, national phase applications thereto, and all corresponding patents which may be granted thereon and all reissues and extensions thereof; all corresponding foreign patent applications and patents relating to said invention and improvements, modifications and additions thereto, and to any divisions, continuations, continuation-in-part applications, reissues and renewals of the aforementioned patents; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country throughout the world together with the right to file such applications and the right to claim for the same priority rights derived from said application under any international agreements, conventions, treaties and the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country throughout the world and all extensions, renewals and reissues thereof; all rights and privileges pertaining to any patent applications and Letters Patents relating to said invention and application throughout the world, including, without limitation, all causes of action, claims, demands and other rights, for or arising from any past infringement thereof, as well as the fruits of any of the above, including, without limitation, royalties, damages, punitive damages, loss of profits or the like;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part applications, reissue and substitute applications in any corresponding foreign jurisdiction for said invention and improvements, modifications and additions to said invention, and acknowledge and agree that all rights therein shall vest in the ASSIGNEES, its successors, and assignees, whereby said foreign Letters Patent will be held and enjoyed by said ASSIGNEES, its successors and assigns, to the full extent of the term for which said Letters Patent will be granted, as fully and entirely as the same would have been held and enjoyed by the undersigned if the this assignment had not been made;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all documents required by the ASSIGNOR to fully and properly vest the aforementioned rights in the ASSIGNEE; to do all things which the ASSIGNEE, its successors and assigns, shall consider necessary or desirable for securing, maintaining and enforcing the rights and property specified herein above, including testifying in all legal proceedings; to communicate all facts known by ASSIGNOR relating to the inventions and the history thereof;

         AND ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents or the like Official of any country, whose duty it is to issue patents or other evidence of forms of industrial property protection on applications as aforesaid, to issue the same in and to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND ASSIGNOR HEREBY covenants and agrees that it has full right to convey all of its interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith; has not copied or used information that may be subject to a trade-secret owned or under the control of a third party; the present assignment is complementary to any previous assignment, if any, in favour of the ASSIGNEE;

         AND in the event of disagreement between the ASSIGNOR and ASSIGNEE (hereinafter the "Parties"), this Assignment of Invention shall be interpreted in accordance with the Laws in effect in the Province of Quebec.

Le(s) soussigne(s) desire(nt) que la presente cession soit en anglais. The undersigned request(s) that the present assignment be in English.


SIGNED at          Montreal          CANADA,
          --------------------------------------------
                    City             Country

this 8th day of August, 2003.
    -----       ------


/s/ Jonathan Farber        /s/ Miriam Farber
-----------------------    --------------------------------
 (signature of witness)    (signature of duly authorised signatory for ASSIGNOR)

Name: Jonathan Farber      Name: Miriam Farber
Title:                     Title: President


Where Applicable:

State/Province of Quebec    )
                  ------    )
Country of CANADA           )
           -------------

On this 8th day of August, 2003, before me, a Notary Public in and for the State/Province aforesaid, personally appeared Miriam Farber, to me known and know to me to be the person of that name, who signed and sealed the foregoing instrument, and he acknowledged the same to be his free act and deed.

                                                          /s/ illegible
                                                         -----------------------
                                                                   Notary Public

                    ACKNOWLEDGMENT OF ASSIGNMENT OF INVENTION

I, HEATHER BAKER, a duly authorised signatory on behalf representative of Vitalstate Canada Ltd. having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada, acknowledge the attached Assignment of Invention from 9103-3019 Quebec Inc. to Vitalstate Canada Ltd. date Aug 08, 2003, regarding all rights, title and interest throughout the world in, to and under the invention relating to DELIVERY SYSTEMS FOR FUNCTIONAL INGREDIENTS.

SIGNED at        Montreal         Canada,
          ------------------------------------
                  City            Country

this 8th day of August, 2003.
     ----       ------

/s/ Heather Baker
-----------------------------------------------------
(signature of duly authorised signatory for ASSIGNOR)

Name:
Title:


I, Jonathan Farber                      declare that I was personally present
  -------------------------------------                              and did see
  (Name of Notary, Attorney, or Witness)

Heather Baker                          duly sign and execute the above
--------------------------------------                          acknowledgement.
(Name of Signing Authority for Assignee)


/s/ Jonathan Farber
----------------------------------------------
(Signature of Notary, Attorney, or Witness)

                             ASSIGNMENT OF INVENTION

WHEREAS, 9103-3019 Quebec Inc., a company incorporated under the laws of the Province of Quebec, having a principal place of business at 147 Dufferin Road, Hampstead, Quebec H3X 2Y2, Canada (hereinafter "ASSIGNOR"), has certain rights, title and interest to the invention relating to:

         A STARCH-BASED DELIVERY SYSTEM FOR CREATINE as described and claimed in the International Patent Application filed on September 25, 2002 under Application No. PCT/CA02/01442 and claiming priority to Canadian Patent Application No. 2,358,045 and United States Provisional Patent Applications Nos. 60/348,584 and 60/396,548;

and WHEREAS, Vitalstate Canada Ltd., having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada (hereinafter "ASSIGNEE"), is desirous of obtaining certain rights, title and interest in, to and under said invention and application.

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to it in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, all of its entire right, title, interest throughout the world in, to and under said invention; all improvements, modifications and additions to said invention and to all corresponding rights, title and interest in and to any patent which may be granted thereon; said application and all divisions, renewals, continuations, continuation-in-part, national phase applications thereto, and all corresponding patents which may be granted thereon and all reissues and extensions thereof; all corresponding foreign patent applications and patents relating to said invention and improvements, modifications and additions thereto, and to any divisions, continuations, continuation-in-part applications, reissues and renewals of the aforementioned patents; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country throughout the world together with the right to file such applications and the right to claim for the same priority rights derived from said application under any international agreements, conventions, treaties and the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country throughout the world and all extensions, renewals and reissues thereof; all rights and privileges pertaining to any patent applications and Letters Patents relating to said invention and application throughout the world, including, without limitation, all causes of action, claims, demands and other rights, for or arising from any past infringement thereof, as well as the fruits of any of the above, including, without limitation, royalties, damages, punitive damages, loss of profits or the like;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part applications, reissue and substitute applications in any corresponding foreign jurisdiction for said invention and improvements, modifications and additions to said invention, and acknowledge and agree that all rights therein shall vest in the ASSIGNEES, its successors, and assignees, whereby said foreign Letters Patent will be held and enjoyed by said ASSIGNEES, its successors and assigns, to the full extent of the term for which said Letters Patent will be granted, as fully and entirely as the same would have been held and enjoyed by the undersigned if the this assignment had not been made;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all documents required by the ASSIGNOR to fully and properly vest the aforementioned rights in the ASSIGNEE; to do all things which the ASSIGNEE, its successors and assigns, shall consider necessary or desirable for securing, maintaining and enforcing the rights and property specified herein above, including testifying in all legal proceedings; to communicate all facts known by ASSIGNOR relating to the inventions and the history thereof;

         AND ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents or the like Official of any country, whose duty it is to issue patents or other evidence of forms of industrial property protection on applications as aforesaid, to issue the same in and to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND ASSIGNOR HEREBY covenants and agrees that it has full right to convey all of its interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith; has not copied or used information that may be subject to a trade-secret owned or under the control of a third party; the present assignment is complementary to any previous assignment, if any, in favour of the ASSIGNEE;

         AND in the event of disagreement between the ASSIGNOR and ASSIGNEE (hereinafter the "Parties"), this Assignment of Invention shall be interpreted in accordance with the Laws in effect in the Province of Quebec.

Le(s) soussigne(s) desire(nt) que la presente cession soit en anglais. The undersigned requests) that the present assignment be in English.

SIGNED at          Montreal          CANADA,
          --------------------------------------------
                    City             Country

this 8th day of August, 2003.
    -----       ------


/s/ Jonathan Farber        /s/ Miriam Farber
-----------------------    --------------------------------
 (signature of witness)    (signature of duly authorised signatory for ASSIGNOR)

Name: Jonathan Farber      Name:  Miriam Farber
Title:                     Title: President

Where Applicable:

State/Province of Quebec               )
                 -------------------   )
Country of CANADA                      )
          --------------------------



         On this 8th day of August, 2003, appeared before me, a Notary Public in and for the State/Province aforesaid, personally Miriam Farber to me known and know to me to be the person of that name, who signed and sealed the foregoing instrument, and he acknowledged the same to be his free act and deed.

                                                          /s/ illegible
                                                         -----------------------
                                                                   Notary Public

                    ACKNOWLEDGMENT OF ASSIGNMENT OF INVENTION

I, HEATHER BAKER, a duly authorised signatory on behalf representative of Vitalstate Canada Ltd. having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada, acknowledge the attached Assignment of Invention from 9103-3019 Quebec Inc. to Vitalstate Canada Ltd. dated Aug 08, 2003, regarding all rights, title and interest throughout the world in, to and under the invention relating to A STARCH-BASED DELIVERY SYSTEM FOR CREATINE.

SIGNED at        Montreal         Canada,
          ------------------------------------
                  City            Country

this 8th day of August, 2003.
     ----       ------

/s/ Heather Baker
-----------------------------------------------------
(signature of duly authorised signatory for ASSIGNOR)

Name:
Title:


I, Jonathan Farber                      declare that I was personally present
  -------------------------------------                              and did see
  (Name of Notary, Attorney, or Witness)

Heather Baker                          duly sign and execute the above
--------------------------------------                          acknowledgement.
(Name of Signing Authority for Assignee)


/s/ Jonathan Farber
----------------------------------------------
(Signature of Notary, Attorney, or Witness)

                             ASSIGNMENT OF INVENTION

WHEREAS, 9103-3019 Quebec Inc., a company incorporated under the laws of the Province of Quebec, having a principal place of business at 147 Dufferin Road, Hampstead, Quebec H3X 2Y2, Canada (hereinafter "ASSIGNOR"), has certain rights, title and interest to the invention relating to:

         A CARBOHYDRATE-BASED DELIVERY SYSTEM FOR CREATINE AND OTHER BIOACTIVE INGREDIENTS as described and claimed in the International Patent Application filed on September 25, 2002 under Application No. PCT/CA02/01441 and claiming priority to Canadian Patent Application No. 2,358,045 and United States Provisional Patent Applications Nos. 60/348,584 and 60/396,548;

and WHEREAS, Vitalstate Canada Ltd., having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada (hereinafter "ASSIGNEE"), is desirous of obtaining certain rights, title and interest in, to and under said invention and application.

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to it in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, all of its entire right, title, interest throughout the world in, to and under said invention; all improvements, modifications and additions to said invention and to all corresponding rights, title and interest in and to any patent which may be granted thereon; said application and all divisions, renewals, continuations, continuation-in-part, national phase applications thereto, and all corresponding patents which may be granted thereon and all reissues and extensions thereof; all corresponding foreign patent applications and patents relating to said invention and improvements, modifications and additions thereto, and to any divisions, continuations, continuation-in-part applications, reissues and renewals of the aforementioned patents; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country throughout the world together with the right to file such applications and the right to claim for the same priority rights derived from said application under any international agreements, conventions, treaties and the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country throughout the world and all extensions, renewals and reissues thereof; all rights and privileges pertaining to any patent applications and Letters Patents relating to said invention and application throughout the world, including, without limitation, all causes of action, claims, demands and other rights, for or arising from any past infringement thereof, as well as the fruits of any of the above, including, without limitation, royalties, damages, punitive damages, loss of profits or the like;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part applications, reissue and substitute applications in any corresponding foreign jurisdiction for said invention and improvements, modifications and additions to said invention, and acknowledge and agree that all rights therein shall vest in the ASSIGNEES, its successors, and assignees, whereby said foreign Letters Patent will be held and enjoyed by said ASSIGNEES, its successors and assigns, to the full extent of the term for which said Letters Patent will be granted, as fully and entirely as the same would have been held and enjoyed by the undersigned if the this assignment had not been made;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all documents required by the ASSIGNOR to fully and properly vest the aforementioned rights in the ASSIGNEE; to do all things which the ASSIGNEE, its successors and assigns, shall consider necessary or desirable for securing, maintaining and enforcing the rights and property specified herein above, including testifying in all legal proceedings; to communicate all facts known by ASSIGNOR relating to the inventions and the history thereof;

         AND ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents or the like Official of any country, whose duty it is to issue patents or other evidence of forms of industrial property protection on applications as aforesaid, to issue the same in and to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND ASSIGNOR HEREBY covenants and agrees that it has full right to convey all of its interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith; has not copied or used information that may be subject to a trade-secret owned or under the control of a third party; the present assignment is complementary to any previous assignment, if any, in favour of the ASSIGNEE;

         AND in the event of disagreement between the ASSIGNOR and ASSIGNEE (hereinafter the "Parties"), this Assignment of Invention shall be interpreted in accordance with the Laws in effect in the Province of Quebec.

Le(s) soussigne(s) desire(nt) que la presente cession soit en anglais. The undersigned request(s) that the present assignment be in English.

SIGNED at          Montreal          CANADA,
          --------------------------------------------
                    City             Country

this 8th day of August, 2003.
    -----       ------


/s/ Jonathan Farber        /s/ Miriam Farber
-----------------------    --------------------------------
 (signature of witness)    (signature of duly authorised signatory for ASSIGNOR)

Name: Jonathan Farber      Name: Miriam Farber
Title:                     Title: President


Where Applicable:

State/Province of Quebec    )
                  ------    )
Country of CANADA           )
           -------------

On this 8th day of August, 2003, before me, a Notary Public in and for the State/Province aforesaid, personally appeared Miriam Farber, to me known and know to me to be the person of that name, who signed and sealed the foregoing instrument, and he acknowledged the same to be his free act and deed.

                                                          /s/ illegible
                                                         -----------------------
                                                                   Notary Public

                    ACKNOWLEDGMENT OF ASSIGNMENT OF INVENTION

I, HEATHER BAKER, a duly authorised signatory on behalf representative of Vitalstate Canada Ltd. having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada, acknowledge the attached Assignment of Invention from 9103-3019 Quebec Inc. to Vitalstate Canada Ltd. dated Aug 08, 2003, regarding all rights, title and interest throughout the world in, to and under the invention relating to A CARBOHYDRATE-BASED DELIVERY SYSTEM FOR CREATINE AND OTHER BIOACTIVE INGREDIENTS.

SIGNED at        Montreal         Canada,
          ------------------------------------
                  City            Country

this 8th day of August, 2003.
     ----       ------

/s/ Heather Baker
-----------------------------------------------------
(signature of duly authorised signatory for ASSIGNOR)

Name:
Title:


I, Jonathan Farber                      declare that I was personally present
  -------------------------------------                              and did see
  (Name of Notary, Attorney, or Witness)

Heather Baker                          duly sign and execute the above
--------------------------------------                          acknowledgement.
(Name of Signing Authority for Assignee)


/s/ Jonathan Farber
----------------------------------------------
(Signature of Notary, Attorney, or Witness)

                             ASSIGNMENT OF INVENTION

WHEREAS, 9103-3019 Quebec Inc., a company incorporated under the laws of the Province of Quebec, having a principal place of business at 147 Dufferin Road, Hampstead, Quebec H3X 2Y2, Canada (hereinafter "ASSIGNOR"), has certain rights, title and interest to the invention relating to:

         TRANSMUCOSAL   DELIVERY   SYSTEM  as  described   and  claimed  in  the
         International Patent Application filed on July 18, 2003 under Application No. ______________ and claiming priority to United States Provisional Patent Applications No. 60/396,731;

and WHEREAS, Vitalstate Canada Ltd., having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada (hereinafter "ASSIGNEE"), is desirous of obtaining certain rights, title and interest in, to and under said invention and application.

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to it in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, all of its entire right, title, interest throughout the world in, to and under said invention; all improvements, modifications and additions to said invention and to all corresponding rights, title and interest in and to any patent which may be granted thereon; said application and all divisions, renewals, continuations, continuation-in-part, national phase applications thereto, and all corresponding patents which may be granted thereon and all reissues and extensions thereof; all corresponding foreign patent applications and patents relating to said invention and improvements, modifications and additions thereto, and to any divisions, continuations, continuation-in-part applications, reissues and renewals of the aforementioned patents; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country throughout the world together with the right to file such applications and the right to claim for the same priority rights derived from said application under any international agreements, conventions, treaties and the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country throughout the world and all extensions, renewals and reissues thereof; all rights and privileges pertaining to any patent applications and Letters Patents relating to said invention and application throughout the world, including, without limitation, all causes of action, claims, demands and other rights, for or arising from any past infringement thereof, as well as the fruits of any of the above, including, without limitation, royalties, damages, punitive damages, loss of profits or the like;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part applications, reissue and substitute applications in any corresponding foreign jurisdiction for said invention and improvements, modifications and additions to said invention, and acknowledge and agree that all rights therein shall vest in the ASSIGNEES, its successors, and assignees, whereby said foreign Letters Patent will be held and enjoyed by said ASSIGNEES, its successors and assigns, to the full extent of the term for which said Letters Patent will be granted, as fully and entirely as the same would have been held and enjoyed by the undersigned if the this assignment had not been made;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all documents required by the ASSIGNOR to fully and properly vest the aforementioned rights in the ASSIGNEE; to do all things which the ASSIGNEE, its successors and assigns, shall consider necessary or desirable for securing, maintaining and enforcing the rights and property specified herein above, including testifying in all legal proceedings; to communicate all facts known by ASSIGNOR relating to the inventions and the history thereof;

         AND ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents or the like Official of any country, whose duty it is to issue patents or other evidence of forms of industrial property protection on applications as aforesaid, to issue the same in and to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND ASSIGNOR HEREBY covenants and agrees that it has full right to convey all of its interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith; has not copied or used information that may be subject to a trade-secret owned or under the control of a third party; the present assignment is complementary to any previous assignment, if any, in favour of the ASSIGNEE;

         AND in the event of disagreement between the ASSIGNOR and ASSIGNEE (hereinafter the "Parties"), this Assignment of Invention shall be interpreted in accordance with the Laws in effect in the Province of Quebec.

Le(s) soussigne(s) desire(nt) que la presente cession soit en anglais. The undersigned request(s) that the present assignment be in English.

The undersigned hereby grants to the firm of MBM & CO. whose full post office address is P.O. Box 809, Station B, Ottawa, Ontario, Canada, K1P 5P9, the power to insert on this assignment any further information which may be necessary or desirable in order to comply with any patent rules or regulations for recordation of this document.

SIGNED at          Montreal          CANADA,
          --------------------------------------------
                    City             Country

this 8th day of August, 2003.
    -----       ------


/s/ Jonathan Farber        /s/ Miriam Farber
-----------------------    --------------------------------
 (signature of witness)    (signature of duly authorised signatory for ASSIGNOR)

Name: Jonathan Farber      Name: Miriam Farber
Title:                     Title: President


Where Applicable:

State/Province of Quebec    )
                  ------    )
Country of CANADA           )
           -------------

On this 8th day of August, 2003, before me, a Notary Public in and for the State/Province aforesaid, personally appeared Miriam Farber, to me known and know to me to be the person of that name, who signed and sealed the foregoing instrument, and he acknowledged the same to be his free act and deed.

                                                          /s/ illegible
                                                         -----------------------
                                                                   Notary Public

                    ACKNOWLEDGMENT OF ASSIGNMENT OF INVENTION

I, HEATHER BAKER, a duly authorised signatory on behalf representative of VitalState Canada Ltd. having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada, acknowledge the attached Assignment of Invention from 9103-3019 Quebec Inc. to VitalState Canada Ltd. dated aUG 08, 2003, regarding all rights, title and interest throughout the world in, to and under the invention relating to TRANSMUCOSAL DELIVERY SYSTEM.


SIGNED at        Montreal         Canada,
          ------------------------------------
                  City            Country

this 8th day of August, 2003.
     ----       ------

/s/ Heather Baker
-----------------------------------------------------
(signature of duly authorised signatory for ASSIGNOR)

Name:
Title:


I, Jonathan Farber                      declare that I was personally present
  -------------------------------------                              and did see
  (Name of Notary, Attorney, or Witness)

Heather Baker                          duly sign and execute the above
--------------------------------------                          acknowledgement.
(Name of Signing Authority for Assignee)


/s/ Jonathan Farber
----------------------------------------------
(Signature of Notary, Attorney, or Witness)

                                                                      Schedule E

                             ASSIGNMENT OF INVENTION

WHEREAS, Michael Farber an individual, having a principal place of business at 147 Dufferin Road, Hampstead, Quebec H3X 2Y2, Canada (hereinafter "ASSIGNOR"), has certain rights, title and interest to the invention relating to:

         CHITOSAN-BASED MICROSPHERE DELIVERY SYSTEM as described and claimed in the United States Provisional Patent Application filed on December 4, 2002 under Application No. 60/430,697;

and WHEREAS, Vitalstate Canada Ltd., having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada (hereinafter "ASSIGNEE"), is desirous of obtaining certain rights, title and interest in, to and under said invention and application.

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to it in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, all of its entire right, title, interest throughout the world in, to and under said invention; all improvements, modifications and additions to said invention and to all corresponding rights, title and interest in and to any patent which may be granted thereon; said application and all divisions, renewals, continuations, continuation-in-part applications thereto, and all corresponding patents which may be granted thereon and all reissues and extensions thereof; all corresponding United States and/or foreign patent applications and patents relating to said invention and improvements, modifications and additions thereto, and to any divisions, continuations, continuation-in-part applications, reissues and renewals of the aforementioned patents; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country throughout the world together with the right to file such applications and the right to claim for the same priority rights derived from said application under any international agreements, conventions, treaties and the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country throughout the world and all extensions, renewals and reissues thereof; all rights and privileges pertaining to any patent applications and Letters Patents relating to said invention and application throughout the world, including, without limitation, all causes of action, claims, demands and other rights, for or arising from any past infringement thereof, as well as the fruits of any of the above, including, without limitation, royalties, damages, punitive damages, loss of profits or the like;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part applications, reissue and substitute applications the United States of America and in any corresponding foreign jurisdiction for said invention and improvements, modifications and additions to said invention, and acknowledge and agree that all rights therein shall vest in the ASSIGNEES, its successors, and assignees, whereby said United States or foreign Letters Patent will be held and enjoyed by said ASSIGNEES, its successors and assigns, to the full extent of the term for which said Letters Patent will be granted, as fully and entirely as the same would have been held and enjoyed by the undersigned if the this assignment had not been made;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all documents required by the ASSIGNOR to fully and properly vest the aforementioned rights in the ASSIGNEE; to do all things which the ASSIGNEE, its successors and assigns, shall consider necessary or desirable for securing, maintaining and enforcing the rights and property specified herein above, including testifying in all legal proceedings; to communicate all facts known by ASSIGNOR relating to the inventions and the history thereof;

         AND ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents or the like Official of any country, whose duty it is to issue patents or other evidence of forms of industrial property protection on applications as aforesaid, to issue the same in and to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND ASSIGNOR HEREBY covenants and agrees that it has full right to convey all of its interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith; has not copied or used information that may be subject to a trade-secret owned or under the control of a third party; the present assignment is complementary to any previous assignment, if any, in favour of the ASSIGNEE;

         AND in the event of disagreement between the ASSIGNOR and ASSIGNEE (hereinafter the "Parties"), this Assignment of Invention shall be interpreted in accordance with the Laws in effect in the Province of Quebec.

Le(s) soussigne(s) desire(nt) que la presente cession soit en anglais. The undersigned requests) that the present assignment be in English.

SIGNED at          Montreal          CANADA,
          --------------------------------------------
                    City             Country

this 8th day of August, 2003.
    -----       ------


/s/ Jonathan Farber        /s/ Michael Farber
-----------------------    --------------------------------
 (signature of witness)    (signature of duly authorised signatory for ASSIGNOR)

Name: Jonathan Farber      Name: Michael Farber
Title:                     Title: Inventor


Where Applicable:

State/Province of Quebec    )
                  ------    )
Country of CANADA           )
           -------------

On this 8th day of August, 2003, before me, a Notary Public in and for the State/Province aforesaid, personally appeared Michael Farber, to me known and know to me to be the person of that name, who signed and sealed the foregoing instrument, and he acknowledged the same to be his free act and deed.

                                                          /s/ illegible
                                                         -----------------------
                                                                   Notary Public

                    ACKNOWLEDGMENT OF ASSIGNMENT OF INVENTION

I, HEATHER BAKER, a duly authorised signatory on behalf representative of Vitalstate Canada Ltd. having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada, acknowledge .the attached Assignment of Invention from Michael Farber to Vitalstate Canada Ltd. dated Aug 8, 2003, regarding all rights, title and interest throughout the world in, to and under the invention relating to CHITOSAN-BASED MICROSPHERE DELIVERY SYSTEM.

SIGNED at        Montreal         Canada,
          ------------------------------------
                  City            Country

this 8th day of August, 2003.
     ----       ------

/s/ Heather Baker
-----------------------------------------------------
(signature of duly authorised signatory for ASSIGNOR)

Name:
Title:


I, Jonathan Farber                      declare that I was personally present
  -------------------------------------                              and did see
  (Name of Notary, Attorney, or Witness)

Heather Baker                          duly sign and execute the above
--------------------------------------                          acknowledgement.
(Name of Signing Authority for Assignee)


/s/ Jonathan Farber
----------------------------------------------
(Signature of Notary, Attorney, or Witness)

                             ASSIGNMENT OF INVENTION

WHEREAS, Michael Farber an individual, having a principal place of business at 147 Dufferin Road, Hampstead, Quebec H3X 2Y2, Canada (hereinafter "ASSIGNOR"), has certain rights, title and interest to the invention relating to:

         EXTRACTION-RESISTANT DELIVERY SYSTEM FOR OPIOIDS as described and claimed in the United States Provisional Patent Application filed on December 11, 2002 under Application No. 60/432,239;

and WHEREAS, Vitalstate Canada Ltd., having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada (hereinafter "ASSIGNEE"), is desirous of obtaining certain rights, title and interest in, to and under said invention and application.

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to it in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, all of its entire right, title, interest throughout the world in, to and under said invention; all improvements, modifications and additions to said invention and to all corresponding rights, title and interest in and to any patent which may be granted thereon; said application and all divisions, renewals, continuations, continuation-in-part applications thereto, and all corresponding patents which may be granted thereon and all reissues and extensions thereof; all corresponding United States and/or foreign patent applications and patents relating to said invention and improvements, modifications and additions thereto, and to any divisions, continuations, continuation-in-part applications, reissues and renewals of the aforementioned patents; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country throughout the world together with the right to file such applications and the right to claim for the same priority rights derived from said application under any international agreements, conventions, treaties and the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country throughout the world and all extensions, renewals and reissues thereof; all rights and privileges pertaining to any patent applications and Letters Patents relating to said invention and application throughout the world, including, without limitation, all causes of action, claims, demands and other rights, for or arising from any past infringement thereof, as well as the fruits of any of the above, including, without limitation, royalties, damages, punitive damages, loss of profits or the like;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all divisional, continuation, continuation-in-part applications, reissue and substitute applications the United States of America and in any corresponding foreign jurisdiction for said invention and improvements, modifications and additions to said invention, and acknowledge and agree that all rights therein shall vest in the ASSIGNEES, its successors, and assignees, whereby said United States or foreign Letters Patent will be held and enjoyed by said ASSIGNEES, its successors and assigns, to the full extent of the term for which said Letters Patent will be granted, as fully and entirely as the same would have been held and enjoyed by the undersigned if the this assignment had not been made;

         AND ASSIGNOR HEREBY agrees, without charge (excluding travel, accommodations and the like), and at the request of the ASSIGNEE, its successors and assigns, to execute any and all documents required by the ASSIGNOR to fully and properly vest the aforementioned rights in the ASSIGNEE; to do all things which the ASSIGNEE, its successors and assigns, shall consider necessary or desirable for securing, maintaining and enforcing the rights and property specified herein above, including testifying in all legal proceedings; to communicate all facts known by ASSIGNOR relating to the inventions and the history thereof;

         AND ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents or the like Official of any country, whose duty it is to issue patents or other evidence of forms of industrial property protection on applications as aforesaid, to issue the same in and to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND ASSIGNOR HEREBY covenants and agrees that it has full right to convey all of its interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith; has not copied or used information that may be subject to a trade-secret owned or under the control of a third party; the present assignment is complementary to any previous assignment, if any, in favour of the ASSIGNEE;

         AND in the event of disagreement between the ASSIGNOR and ASSIGNEE (hereinafter the "Parties"), this Assignment of Invention shall be interpreted in accordance with the Laws in effect in the Province of Quebec.

Le(s) soussigne(s) desire(nt) que la presente cession soit en anglais. The undersigned request(s) that the present assignment be in English.

SIGNED at          Montreal          CANADA,
          --------------------------------------------
                    City             Country

this 8th day of August, 2003.
    -----       ------


/s/ Jonathan Farber        /s/ Michael Farber
-----------------------    --------------------------------
 (signature of witness)    (signature of duly authorised signatory for ASSIGNOR)

Name: Jonathan Farber      Name: Michael Farber
Title:                     Title: Inventor


Where Applicable:

State/Province of Quebec    )
                  ------    )
Country of CANADA           )
           -------------

On this 8th day of August, 2003, before me, a Notary Public in and for the State/Province aforesaid, personally appeared Michael Farber, to me known and know to me to be the person of that name, who signed and sealed the foregoing instrument, and he acknowledged the same to be his free act and deed.

                                                          /s/ illegible
                                                         -----------------------
                                                                   Notary Public

                    ACKNOWLEDGMENT OF ASSIGNMENT OF INVENTION

I, HEATHER BAKER, a duly authorised signatory on behalf representative of Vitalstate Canada Ltd. having a principal place of business at 2191 Hampton Avenue, Montreal, Quebec H4A 2K5, Canada, acknowledge/the attached Assignment of Invention from Michael Farber to Vitalstate Canada Ltd. dated Aug 08, 2003, regarding all rights, title and interest throughout the world in, to and under the invention relating to EXTRACTION-RESISTANT DELIVERY SYSTEM FOR OPIOIDS.

SIGNED at        Montreal         Canada,
          ------------------------------------
                  City            Country

this 8th day of August, 2003.
     ----       ------

/s/ Heather Baker
-----------------------------------------------------
(signature of duly authorised signatory for ASSIGNOR)

Name:
Title:


I, Jonathan Farber                      declare that I was personally present
  -------------------------------------                              and did see
  (Name of Notary, Attorney, or Witness)

Heather Baker                          duly sign and execute the above
--------------------------------------                          acknowledgement.
(Name of Signing Authority for Assignee)


/s/ Jonathan Farber
----------------------------------------------
(Signature of Notary, Attorney, or Witness)

SCHEDULE F

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW. IN ADDITION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING THE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) THE COMPANY FIRST RECEIVES AN OPINION FROM AN ATTORNEY, REASONABLY ACCEPTABLE TO THE COMPANY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR
(iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.


                                                  300,000 shares of Common Stock
                                                           Dated: August 8, 2003

                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                                VITALSTATE, INC.

                            (A New York corporation)

   FOR VALUE RECEIVED, Vitalstate, Inc. ("Company"), hereby certifies that 9103-3019 Quebec Inc. or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the five-year period commencing on August 8, 2003 and expiring on August 7, 2008, three hundred thousand (300,000) shares of Common Stock, $0.000333 par value, of the Company ("Common Stock"), at a purchase price of $.50 per share. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

1. Exercise

   1.1 Procedure for Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto duly executed by such Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

   1.2 Date of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

   1.3 Issuance of Certificate. As soon as practicable after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

   (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Holder shall be entitled upon such exercise (subject to Section 3 hereof), and

   (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in subsection 1.1 above.

2. Adjustments.

   2.1 Split, Subdivision or Combination of Shares. If the outstanding shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), shall be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Exercise Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

   2.2 Reclassification Reorganization, Consolidation or Merger. In the case of any reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2.1 above), or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof, the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

   2.3 Price Adjustment. No adjustment in the per share Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least $0.01; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 2 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

   2.4 No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.

   2.5 Notice of Adjustment. Upon any adjustment of the Exercise Price or extension of the Warrant exercise period, the Company shall forthwith give written notice thereto to the Holder of this Warrant describing the event requiring the adjustment, stating the adjusted Exercise Price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

3. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock upon exercise. If any fractions of a share would, but for this Section 3, be issuable upon any exercise, in lieu of such fractional share the Company shall round up or down to the nearest whole number.

4. Limitation on Sales. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares, as of the date of original issuance of this Warrant, have not been registered under the Securities Act of 1933, as amended ("Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares or (b) an opinion of counsel, reasonably acceptable to the Company, that such registration and qualification are not required. Absent prior registration, the Warrant Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING THE SHARES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) THE COMPANY FIRST RECEIVES AN OPINION FROM AN ATTORNEY, REASONABLY ACCEPTABLE TO THE COMPANY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

5. Notices of Record Date. In case: (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to


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

receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

6. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

7. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity
agreement  (with  surety  if  reasonably   required)  in  an  amount  reasonably
satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

8. Transfers, etc.

   8.1 Warrant Register. The Company will maintain a register containing the names and addresses of the Holders of this Warrant. Any Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

   8.2 Holder. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

9. No Rights as Stockholder. Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

10. Successors. The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights set forth in this Warrant shall inure to the benefit of the Holder and all the Holder's successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant and the Warrant Shares.


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

11. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

12. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

13. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

14. Jurisdiction and Venue. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, and the Company further agrees to accept and acknowledge service or any and all process which may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

15. Mailing of Notices, etc. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if sent to the Holder or the Company, as the case may be, by hand delivery, private overnight courier, with acknowledgment of receipt, or by registered or certified mail, return receipt requested, as follows:

         Holder:                To Holder's address on page 1 of this Warrant
                                Attention:  Name of Holder

         The Company:           To the Company's Principal Executive Offices
                                Attention:  President

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by overnight courier or five (5) business days after mailing.


                                          VITALSTATE, INC.


                                          By: /s/ Heather Baker
                                              ------------------------------
                                              Name: Heather Baker
                                              Title: President

                               NOTICE OF EXERCISE


TO:      Vitalstate, Inc.

   1. The undersigned hereby elects to purchase ________ shares of the Vitalstate, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full, together with all applicable transfer taxes, if any.

   2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

   3. The undersigned represents that it will sell the shares of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder.




                ---------------------------------------------------------------
                (Name)

                ---------------------------------------------------------------
                (Address)

                ---------------------------------------------------------------


                ---------------------------------------------------------------


                ---------------------------------------------------------------
                (Taxpayer Identification Number)



(Print Name of Holder)


By:
   -----------------------------------------------------------

Title:
      --------------------------------------------------------

Date:
     ---------------------------------------------------------


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